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                                                      Exhibit 10.48
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                             AMENDMENT NUMBER TWO
                                       TO
                         AGREEMENT REGARDING LICENSING,
                    DEVELOPMENT, MARKETING AND MANUFACTURING


This Amendment Number Two to Agreement Regarding Licensing, Development, Marketing and Manufacturing ("Amendment"), is made and entered into as of July 27, 1994 by and between Synbiotics Corporation, a California corporation ("Synbiotics"), and Binax, Inc., a Delaware corporation ("Binax").

                                    RECITALS

WHEREAS, Synbiotics and Binax entered into that certain Agreement Regarding Licensing, Development, Marketing and Manufacturing dated June 30, 1993, as previously amended by Amendment Number One thereto dated December 9, 1993 (together the "Agreement").

WHEREAS, the parties desire to amend and modify certain of the provisions of the Agreement pursuant to Section 16.2 of the Agreement.

                                   AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The sixth sentence of Section 4.1.2(a) of the Agreement is hereby amended and restated to read as follows (with newly added language indicated by underscoring):

     Synbiotics shall have the right, in its sole discretion, to terminate any development project for a Synbiotics Sublicensed Product anytime during the sixth month or the ninth month of the development term (except with respect
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     to the Sensor CH (Canine Heartworm Antigen Test) product, as to which
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     Synbiotics shall have such right at any time during the sixth, ninth, tenth
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     or eleventh month of the development term), and such product will cease
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     being a Synbiotics Product hereunder; provided, however, that Binax shall have no right to develop, market, license or distribute such former Synbiotics Sublicensed Product unless Binax acquires such rights from Synbiotics on terms acceptable to Synbiotics.

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2.   The third sentence of Schedule 4.1 of the Agreement is hereby amended to read as follows (with newly added language indicated by underscoring):

     Synbiotics shall have the right, in its sole discretion, to terminate the development project for either or both of the First Two Products any time during the sixth month or the ninth month of the 14-month development term (except with respect to the Sensor CH (Canine Heartworm Antigen Test)
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     product, as to which Synbiotics shall have such right at any time during
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     the sixth, ninth, tenth or eleventh month of the development term).
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3.   Except as amended as set forth in Sections 1 and 2 above, the Agreement shall remain unchanged and shall remain in full force and effect.


IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Agreement to be effective as of the date first above written.


WITNESS:                      SYNBIOTICS CORPORATION

Clifford Frank                By:   Gregory A. Soulds
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                              Its:  Vice President
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                              Date: September 22, 1994
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WITNESS:                      BINAX, INC.

Robert Bruce                  By:   Roger A. Piasio
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                              Its:  President
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                              Date: September 12, 1994
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                   (SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO
                  AGREEMENT REGARDING LICENSING, DEVELOPMENT,
                          MARKETING AND MANUFACTURING)

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